Note 12 - Subsequent Events	6 Months Ended
Jun. 30, 2013
Notes
Note 12 - Subsequent Events

NOTE 12 – SUBSEQUENT EVENTS

On July 11, 2013, the Company issued Mr. Lloyd McEwan 300,000 shares of its common. The proceeds from the sale of these shares are to be used to reduce the amount due Mr. MCEwan for consulting fees due him (See Note 6.)

On July 16, 2013, the Company received $21,500 in exchange of issuing a non-conventional convertible note maturing on July 16, 2014. Under the terms of the loan, the Company was required to reserve 6,000,000 of its common stock for full conversion of the obligation,

On July 17, 2013, the Company received $30,000 in exchange of issuing a non-conventional convertible note maturing on July 31, 2014.

During July, 2013, the Company issued 600,000 shares of its common stock for past amounts due for accounting and legal services.